Exhibit 10.2

AMENDMENT NO. 1 TO AMENDED AND RESTATED

SYNDICATED NEW AND USED

VEHICLE FLOORPLAN CREDIT AGREEMENT

This AMENDMENT NO. 1 TO AMENDED AND RESTATED SYNDICATED NEW AND USED VEHICLE FLOORPLAN CREDIT AGREEMENT (this “Agreement”) dated as of April 19, 2012 (the “Agreement Date”) and effective as of March 31, 2012 (the “Effective Date”) is made by and among SONIC AUTOMOTIVE, INC., a Delaware corporation (the “Company”), CERTAIN SUBSIDIARIES OF THE COMPANY party to the Credit Agreement (as defined below) pursuant to Section 2.19 of the Credit Agreement (each a “New Vehicle Borrower” and together with the Company, the “Borrowers” and each individually a “Borrower”), each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”), BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States (“Bank of America”), in its capacity as administrative agent for the Lenders (as defined in the Credit Agreement referred to below) (in such capacity, the “Administrative Agent”), and as New Vehicle Swing Line Lender and Used Vehicle Swing Line Lender and each of the Loan Parties (as defined in the Credit Agreement) signatory hereto.

W I T N E S S E T H:

WHEREAS, the Company, Bank of America, as Administrative Agent, New Vehicle Swing Line Lender and Used Vehicle Swing Line Lender, Bank of America, as Revolving Administrative Agent (in the capacity of collateral agent) and the Lenders have entered into that certain Amended and Restated Syndicated New and Used Vehicle Floorplan Credit Agreement dated as of July 8, 2011 (as hereby amended and as from time to time further amended, modified, supplemented, restated, or amended and restated, the “Credit Agreement”; capitalized terms used in this Agreement and not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement), pursuant to which the Lenders have made available to the Company a new vehicle floorplan revolving credit facility (including a swing line subfacility) and a used vehicle floorplan revolving credit facility (including a swing line subfacility); and

WHEREAS, the Company has entered into the Company Guaranty pursuant to which it has guaranteed the payment and performance of the obligations of each New Vehicle Borrower under the Credit Agreement and the other Loan Documents; and

WHEREAS, each of the other Guarantors has entered into a Subsidiary Guaranty pursuant to which it has guaranteed the payment and performance of the obligations of each Borrower under the Credit Agreement and the other Loan Documents; and

WHEREAS, the Company and the respective Loan Parties that are parties thereto have entered into the Security Agreement and other Security Instruments, securing the Obligations under the Credit Agreement and other Loan Documents; and

WHEREAS, the Company has advised the Administrative Agent and the Lenders that the Loan Parties desire to amend certain provisions of the Credit Agreement as set forth below,

and the Administrative Agent and the Lenders signatory hereto are willing to effect such amendment on the terms and conditions contained in this Agreement;

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments to Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

(a) Section 2.11(a)(ii) of the Credit Agreement is amended, so that, as amended, such section shall read as follows:

(ii) The New Vehicle Borrowers (jointly and severally) shall repay each New Vehicle Floorplan Swing Line Loan (x) at any time on demand by the New Vehicle Floorplan Swing Line Lender and (y) on the Maturity Date.

(b) Section 7.11(a) of the Credit Agreement is amended, so that, as amended, such section shall read as follows:

(a)	Consolidated Liquidity Ratio. Permit the Consolidated Liquidity Ratio as of the end of any fiscal quarter (or at the request of the Administrative Agent, as of the end of any calendar month) to be less than 1.05 to 1.00.

2. Effectiveness; Conditions Precedent. This Agreement and the amendments to the Credit Agreement herein provided shall become effective as of the Effective Date, upon the Administrative Agent’s receipt of counterparts of this Agreement, duly executed by the Company, each Subsidiary Guarantor, the Administrative Agent and Lenders constituting Required Lenders.

3. Consent of the Loan Parties. The Company hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Company Guaranty (including without limitation the continuation of the Company’s payment and performance obligations thereunder upon and after the effectiveness of this Agreement and the amendments contemplated hereby) and the enforceability of the Company Guaranty against the Company in accordance with its terms. Each Subsidiary Guarantor hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Subsidiary Guaranty (including without limitation the continuation of such Subsidiary Guarantor’s payment and performance obligations thereunder upon and after the effectiveness of this Agreement and the amendments contemplated hereby) and the enforceability of such Subsidiary Guaranty against such Subsidiary Guarantor in accordance with its terms. Each Loan Party hereby confirms and ratifies in all respects each Security Instrument to which such Loan Party is a party (including without limitation the continuation of the perfection and priority of each Lien thereunder upon and after the effectiveness of this Agreement and the amendments contemplated hereby) and the enforceability of such Security Instrument against such Loan Party in accordance with its terms.

2

4. Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Agreement, each Loan Party represents and warrants to the Administrative Agent and the Lenders as follows:

(a) The representations and warranties made by each Loan Party in Article V of the Credit Agreement and in each of the other Loan Documents to which such Loan Party is a party are true and correct on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date in which case they are true and correct as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement will be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement;

(b) The Persons appearing as Subsidiary Guarantors on the signature pages to this Agreement constitute all Persons who are required to be Subsidiary Guarantors pursuant to the terms of the Credit Agreement and the other Loan Documents, including without limitation all Persons who became Subsidiaries or were otherwise required to become Subsidiary Guarantors after the Closing Date, and each of such Persons has become and remains a party to a Subsidiary Guaranty as a guarantor thereunder;

(c) This Agreement has been duly authorized, executed and delivered by the Company and each of the other Loan Parties party hereto and constitutes a legal, valid and binding obligation of each such party, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally; and

(d) No Default or Event of Default has occurred and is continuing.

5. Entire Agreement. This Agreement, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Agreement may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.

6. Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms.

3

7. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or electronic delivery (including by .pdf) shall be effective as delivery of a manually executed counterpart of this Agreement.

8. Governing Law. This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of North Carolina applicable to contracts executed and to be performed entirely within such State, and shall be further subject to the provisions of Section 10.14 of the Credit Agreement.

9. Enforceability. Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

10. References. All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby.

11. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Company, each of the other Loan Parties, the Administrative Agent, the Lenders, and their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in Section 10.06 of the Credit Agreement.

[Signature pages follow.]

4

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

COMPANY:

SONIC AUTOMOTIVE, INC., as a Borrower and as a Guarantor

By:	/s/ David P. Cosper
Name:	David P. Cosper
Title:	Vice Chairman and Chief Financial Officer

NEW VEHICLE BORROWERS and GUARANTORS:

ARNGAR, INC.
FAA CONCORD H, INC.
FAA LAS VEGAS H, INC.
FAA POWAY H, INC.
FAA SANTA MONICA V, INC.
FAA SERRAMONTE, INC.
FAA SERRAMONTE H, INC.
FAA STEVENS CREEK, INC.
FAA TORRANCE CPJ, INC.
FRANCISCAN MOTORS, INC.
KRAMER MOTORS INCORPORATED
SAI BROKEN ARROW C, LLC
SAI COLUMBUS MOTORS, LLC
SAI COLUMBUS VWK, LLC
SAI FORT MYERS H, LLC
SAI IRONDALE IMPORTS, LLC
SAI MONTGOMERY BCH, LLC
SAI MONTGOMERY CH, LLC
SAI NASHVILLE CSH, LLC
SAI NASHVILLE H, LLC
SAI NASHVILLE MOTORS, LLC
SAI OKLAHOMA CITY H, LLC
SAI ORLANDO CS, LLC
SAI RIVERSIDE C, LLC
SAI ROCKVILLE IMPORTS, LLC
SAI SANTA CLARA K, INC.
SANTA CLARA IMPORTED CARS, INC.

By:	/s/ David P. Cosper
Name:	David P. Cosper
Title:	Vice President and Treasurer

AMENDMENT NO. 1 TO AMENDED AND RESTATED

SYNDICATED NEW AND USED VEHICLE FLOORPLAN CREDIT AGREEMENT

NEW VEHICLE BORROWERS and GUARANTORS:

SONIC – 2185 CHAPMAN RD., CHATTANOOGA, LLC
SONIC – LAS VEGAS C WEST, LLC
SONIC – LONE TREE CADILLAC, INC.
SONIC – NEWSOME CHEVROLET WORLD, INC.
SONIC – NEWSOME OF FLORENCE, INC.
SONIC – SHOTTENKIRK, INC.
SONIC AUTOMOTIVE-9103 E. INDEPENDENCE, NC, LLC
SONIC AUTOMOTIVE 5260 PEACHTREE INDUSTRIAL BLVD., LLC
SONIC TYSONS CORNER H, INC.
SONIC TYSONS CORNER INFINITI, INC.
SONIC – BUENA PARK H, INC.
SONIC – CALABASAS A, INC.
SONIC – CAPITOL CADILLAC, INC.
SONIC – CAPITOL IMPORTS, INC.
SONIC – HARBOR CITY H, INC.
SONIC – PLYMOUTH CADILLAC, INC.
SONIC – VOLVO LV, LLC
STEVENS CREEK CADILLAC, INC.
WINDWARD, INC.

By:	/s/ David P. Cosper
Name:	David P. Cosper
Title:	Vice President and Treasurer

SONIC – LS CHEVROLET, L.P.

By:	SONIC – LS, LLC, as Sole General Partner

	By:	/s/ David P. Cosper
	Name:	David P. Cosper
	Title:	Vice President and Treasurer

AMENDMENT NO. 1 TO AMENDED AND RESTATED

SYNDICATED NEW AND USED VEHICLE FLOORPLAN CREDIT AGREEMENT

NEW VEHICLE BORROWERS and GUARANTORS:

PHILPOTT MOTORS, LTD.
SONIC – CADILLAC D, L.P.
SONIC – HOUSTON V, L.P.
SONIC – LUTE RILEY, L.P.
SONIC ADVANTAGE PA, L.P.
SONIC AUTOMOTIVE – 3401 N. MAIN, TX, L.P.
SONIC HOUSTON JLR, LP
SONIC HOUSTON LR, L.P.
SONIC MOMENTUM JVP, L.P.
SONIC MOMENTUM VWA, L.P.

By:	SONIC OF TEXAS, INC., as Sole General Partner

	By:	/s/ David P. Cosper
	Name:	David P. Cosper
	Title:	Vice President and Treasurer

AMENDMENT NO. 1 TO AMENDED AND RESTATED

SYNDICATED NEW AND USED VEHICLE FLOORPLAN CREDIT AGREEMENT

BANK OF AMERICA, N.A., as Administrative Agent and as Revolving Administrative Agent (in its capacity as collateral agent for the Secured Parties under the Loan Documents)

By:	/s/ illegible signature
Name:	Anne M. Zeschke
Title:	Vice President

AMENDMENT NO. 1 TO AMENDED AND RESTATED

SYNDICATED NEW AND USED VEHICLE FLOORPLAN CREDIT AGREEMENT

LENDERS:

BANK OF AMERICA, N.A., as a Lender, New Vehicle Swing Line Lender and Used Vehicle Swing Line Lender

By:	/s/ M. Patricia Kay
Name:	M. Patricia Kay
Title:	Senior Vice President

AMENDMENT NO. 1 TO AMENDED AND RESTATED

SYNDICATED NEW AND USED VEHICLE FLOORPLAN CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Jeffrey G. Calder
Name:	Jeffrey G. Calder
Title:	Vice President

AMENDMENT NO. 1 TO AMENDED AND RESTATED

SYNDICATED NEW AND USED VEHICLE FLOORPLAN CREDIT AGREEMENT

US BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Mark Landsem
Name:	Mark Landsem
Title:	Vice President

AMENDMENT NO. 1 TO AMENDED AND RESTATED

SYNDICATED NEW AND USED VEHICLE FLOORPLAN CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION, as an L/C Issuer and as a Lender

By:	/s/ Jeffrey E. Bullard
Name:	Jeffrey E. Bullard
Title:	Vice President

AMENDMENT NO. 1 TO AMENDED AND RESTATED

SYNDICATED NEW AND USED VEHICLE FLOORPLAN CREDIT AGREEMENT

COMERICA BANK, as a Lender

By:	/s/ David M. Garbarz
Name:	David M. Garbarz
Title:	Senior Vice President

AMENDMENT NO. 1 TO AMENDED AND RESTATED

SYNDICATED NEW AND USED VEHICLE FLOORPLAN CREDIT AGREEMENT

CAPITAL ONE, N.A., as a Lender

By:	/s/ Anne Marie Zima
Name:	Anne Marie Zima
Title:	Vice President

AMENDMENT NO. 1 TO AMENDED AND RESTATED

SYNDICATED NEW AND USED VEHICLE FLOORPLAN CREDIT AGREEMENT

MERCEDES-BENZ FINANCIAL SERVICES USA LLC (f/k/a DCFS USA LLC), as a Lender

By:	/s/ Michele Nowak
Name:	Michele Nowak
Title:	Credit Director, National Accounts

AMENDMENT NO. 1 TO AMENDED AND RESTATED

SYNDICATED NEW AND USED VEHICLE FLOORPLAN CREDIT AGREEMENT